UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2024

NCR VOYIX CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

864 Spring Street NW
Atlanta, GA 30308
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (800) 225-5627

NCR Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VYX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 14, 2024, the Board of Directors (the “Board”) of NCR Voyix Corporation (the “Company”) appointed Irv Henderson to the Board, effective immediately, to serve until the Company’s 2024 annual meeting of stockholders and until his successor is duly elected and qualified (the “2024 Annual Meeting”). The Board determined that Mr. Henderson is an independent director.

Mr. Henderson, age 54, brings more than two decades of experience in software development and point-of-sale software to the Board. He most recently served as executive vice president and chief digital officer for small business at U.S. Bancorp from September 2019 until December 2023, where he led development and execution of the One U.S. Bank digital strategy for business customers. Mr. Henderson joined U.S. Bank via its acquisition of talech Inc., a provider of POS systems for restaurants and retailers which he co-founded, serving as CEO from April 2012 until its acquisition by U.S. Bancorp in September 2019. His career also includes technology product leadership roles with Yahoo!, Obopay and InfoSpace Mobile.

Mr. Henderson will receive standard compensation for service as a non-employee director of the Company, including an annual cash retainer of $80,000 and a sign-on equity grant of $160,000 (in each case pro rated).

As previously disclosed, on December 8, 2023, Georgette Kiser notified the Company that she will not stand for re-election to the Board at the Company’s 2024 Annual Meeting. Mr. Henderson will stand for re-election at the 2024 Annual Meeting.

A copy of the press release relating to this disclosure is furnished herewith as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.        Description
99.1            Press Release issued by the Company, dated March 14, 2024
104            Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Voyix Corporation

By:	/s/ Kelli E. Sterrett
Kelli E. Sterrett
Executive Vice President, General Counsel and Secretary
Date: March 14, 2024